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Exhibit 10.20

THIRD AMENDMENT TO THE GFI GROUP INC.
2008 EQUITY INCENTIVE PLAN

        This Third Amendment (this "Third Amendment") to the 2008 Equity Incentive Plan (the "Plan") of GFI Group Inc. (the "Company") has been deemed advisable and has been adopted pursuant to the terms of Section 10.1 of the Plan by the Company's Board of Directors and is effective as of February 10, 2011, subject to stockholder approval. Terms used herein but not otherwise defined shall have the meanings given to such terms in the Plan.

  1.
  Amendments to the Plan.    The first sentence of Article 4.1 of the Plan, as amended by the First Amendment and the Second Amendment to the GFI Group Inc. 2008 Equity Incentive Plan, is hereby further amended by deleting "21,900,000" and substituting "30,400,000" therefor.

  2.
  The Plan.    In all other respects the Plan is ratified and shall, as so changed by this Third Amendment, continue in full force and effect.

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  Exhibit 10.20
THIRD AMENDMENT TO THE GFI GROUP INC. 2008 EQUITY INCENTIVE PLAN